Exhibit 10.1

Execution Copy

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                      FOURTH AMENDMENT TO LOAN AGREEMENT



                           Dated as of July 21, 2004



                                 in respect of



                              WYNN LAS VEGAS, LLC










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



Wynn Las Vegas, LLC                                                   Amendment


                               FOURTH AMENDMENT
                               TO LOAN AGREEMENT

         FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of July 21, 2004 is among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Borrower"), WELLS FARGO BANK , NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Nevada, National Association), a national banking association, not in its individual capacity (except as specifically set forth herein), but solely as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").


                                   RECITALS:

         A. The Borrower, the Collateral Agent, and the Lenders have heretofore entered into that certain Loan Agreement dated as of October 30, 2002, as amended by the Amendment to Loan Agreement dated December 3, 2002, the Second Amendment to Loan Agreement dated December 30, 2002 and the Third Amendment to Loan Agreement dated as of May 3, 2004 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Appendix 1 to the Loan Agreement, as amended by this Amendment.

         B. The parties hereto desire to amend the Loan Agreement to permit the future increase of the aircraft commitment by an amount of up to $10,000,000 and special funding procedures to facilitate the Borrower's purchase of a replacement Aircraft.

         NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1. INCREASE OF AIRCRAFT COMMITMENTS.

         Section 1.1. Provided that no Default or Event of Default shall have occurred and be continuing and the Commitments have not been terminated, the Borrower shall be entitled, at any time during the period commencing on the Effective Date and ending on October 31, 2004, without any consent from the Lenders (except any Eligible Assignee(s) reasonably acceptable to the Collateral Agent who desires to provide all or part of such increased amount (each such Person, a "Replacement Aircraft Lender")), to request a one time increase in the Aggregate Commitment Amount in an aggregate amount not to exceed $10,000,000 (the "Commitment Increase").

         Section 1.2. Neither the Collateral Agent nor any other Lender shall have any liability to the Borrower as a result of the failure to successfully syndicate the Commitment Increase and nothing contained in this Amendment is intended, nor shall it be construed, to be a commitment or otherwise create an obligation on behalf of any Lender to increase its Commitment.

         Section 1.3. No approval or consent other than the consent of the Collateral Agent and any Replacement Aircraft Lender shall be necessary to effectuate the Commitment Increase, and the Loan Agreement and other Loan Documents may be amended (including Schedules IA1 and IA2 by an agreement between the Borrower and the Collateral Agent, without the need for any further approval or consent from the Lenders, to the extent the Collateral Agent determines necessary to effectuate the Commitment Increase.

         Section 1.4. In furtherance of the foregoing, as of the effective date of the Commitment Increase, each Replacement Aircraft Lender, the Borrower and the Collateral Agent shall have executed and delivered to the Collateral Agent a lender addendum substantially in the form of Schedule A hereto (x) evidencing the Commitment Increase and (y) pursuant to which such Replacement Aircraft Lender shall become a party to the Loan Agreement as a Lender (to the extent not previously a party thereto), (B) the Collateral Agent shall have recorded, in accordance with Section 10.1(b) of the Loan Agreement, appropriate information in the Register in order to reflect the acquisition of the Commitment Increase by the Replacement Aircraft Lenders and
(C) to the extent requested by any Replacement Aircraft Lender, the Borrower shall have executed and delivered to such Lender, in accordance with Section 2.3(b) of the Loan Agreement, a Note in the principal amount of such Replacement Aircraft Lender's portion of the Commitment Increase;

SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

         Section 2.1. A new Section 4.3 of the Loan Agreement shall be included in numerical order to read as follows:

                           Section 4.3. Conditions Precedent to the
                  Replacement Aircraft Advance. The obligations of the Lenders to make the related Funding of their Loans on the Replacement Aircraft Advance Date are subject to the satisfaction or waiver on or prior to the Replacement Aircraft Advance Date of the following conditions precedent:

                           (a) Notice. The Borrower shall have delivered to
                  the Collateral Agent the Advance Request and Notices of Funding Request with respect to the Loans requested on the Replacement Aircraft Advance Date and the Disbursement Agent shall have delivered to the Collateral Agent related Advance Confirmation Notice, in each case in the form, at the times and as required under the First Amendment to Master Disbursement Agreement and in accordance with the procedures specified therein.

                           (b) Satisfaction of Disbursement Agreement
                  Conditions Precedent. All conditions precedent described in Sections 3.1.2 and 3.1.3 of the Disbursement Agreement as they apply to the Lenders, including any officer's certificate in form and substance satisfactory to the Lenders.

                           (c) Sale of Existing Aircraft. Each of the
                  Collateral Agent and the Lenders shall have received evidence reasonably satisfactory to the Lenders and their counsel, that the existing Aircraft has been sold and the proceeds therefrom have been deposited in the FF&E Proceeds Account (as defined in the Disbursement Agreement) to be applied to the purchase of the Replacement Aircraft in accordance with the First Amendment to Master Disbursement Agreement.

                           (d) Purchase of Replacement Aircraft. Each of the
                  Collateral Agent and the Lenders shall have received evidence reasonably satisfactory to the Lenders and their counsel, that, upon application of the proceeds of the sale of the existing Aircraft and the proceeds of the Replacement Aircraft Advance from the FF&E Proceeds Account toward the purchase of the Replacement Aircraft, the Aircraft Trustee shall have good and marketable title to the Replacement Aircraft, free and clear of any liens, including, without limitation, a bill of sale.

                           (e) Airworthiness. With respect to Replacement
                  Aircraft, the Collateral Agent shall have received a copy of a certificate of airworthiness issued by the FAA.

                           (f) Filings and Recordation. With respect to the
                  Replacement Aircraft, there shall have been duly filed for recordation with the FAA, the Aircraft Security Agreement with respect to the Replacement Aircraft; all necessary action has been taken for the Replacement Aircraft to be duly registered with the FAA in the name of the Aircraft Trustee.

                           (g) Release. Each of the Collateral Agent and the
                  Lenders shall have received evidence reasonably satisfactory to the Lenders and their counsel, that the Replacement Aircraft Financing Documents, including any Lien on the Replacement Aircraft thereunder, have been paid in full and discharged.

                           (h) Documents. Each of the Collateral Agent and the
                  Lenders shall have received copies of the fully executed and delivered Aircraft Security Agreement Supplement, Aircraft Trust Agreement and Aircraft Operating Agreement, and the same shall be in full force and effect.

                           (i) Insurance. Each of the Collateral Agent and the
                  Lenders shall have received evidence reasonably satisfactory to the Lenders and their counsel, that the insurance with respect to the Replacement Aircraft required by Section 8.2 has been obtained.

                           (j) Opinions. Each of the Collateral Agent and the
                  Lenders shall have received favorable opinions of Dougherty, Fowler, Peregrin & Haught, special FAA counsel, substantially in the form attached hereto as Exhibit C and of Skadden Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, with respect to the enforceability of the Aircraft Security Agreement Supplement, matters set forth in Section 5(a) and (d) of the Fourth Amendment to Loan Agreement and other matters reasonably requested by the Lenders.

                           (k) Searches. Each of the Collateral Agent and the
                  Lenders shall have received copies of FAA lien searches with respect to the Replacement Aircraft or an opinion, in form and substance acceptable to the Lenders, that no liens shall then exist on the Replacement Aircraft.

                           (l) Appraisal. Each of the Collateral Agent and the
                  Lenders shall have received a copy of an Appraisal of the Replacement Aircraft in form and substance reasonably satisfactory to the Lenders and their counsel and evidencing that the fair market value of the Replacement Aircraft is in excess of the sum of fair market value of the existing Aircraft and the Replacement Aircraft Advance.

                           (m) Consent. Las Vegas Jet shall have evidenced its
                  consent to the execution and delivery of the Aircraft Security Agreement and Borrower Aircraft Assignment.

                           (n) Status and Proceedings. Each of the Collateral
                  Agent and the Lenders shall have received certificates of existence and good standing with respect to the Aircraft Trustee and a Certificate of the Secretary or Assistant Secretary of the Aircraft Trustee, dated the Replacement Aircraft Advance Date, with respect to the Aircraft Trustee's governing documents, resolutions and incumbent officers.

         Section 2.2. Section 7.5(p)(iii)(B)(1) of the Loan Agreement shall be and is hereby amended by inserting the phrase "(or in any event, within 3 Business Days)" immediately after the word "simultaneously" contained therein.

         Section 2.3. Appendix I of the Loan Agreement shall be and is hereby amended by amending and restating the definitions of "Aggregate Commitment Amount", "Aircraft Operating Agreement", "Aircraft Trust Agreement", "Allocated Aircraft Value" and "Replacement Aircraft Indebtedness" to read as follows:

                           "'Aggregate Commitment Amount' shall mean
                  $188,500,000 or, in the event of any increased commitments in accordance with the Fourth Amendment to Loan Agreement, 198,500,000.

                           "Aircraft Operating Agreement" shall mean that
                  certain Amended and Restated Aircraft Operating Agreement dated as of October 30, 2002 by and between the Aircraft Trustee, as owner and World Travel, as operator, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

                           'Aircraft Trust Agreement' shall mean that certain
                  Trust Agreement dated as of May 10, 2002 between World Travel and the Aircraft Trustee, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

                           'Allocated Aircraft Value' shall mean the aggregate
                  amount of Advances made by the Lenders on the Initial Advance Date and the Replacement Aircraft Advance Date for purposes of refinancing the Aircraft and purchasing the Replacement Aircraft, respectively, and the allocated share of Fees and Transaction Costs, less any prepayment of the Loan Balance pursuant to Section 3 or 8.1 of the Loan Agreement allocated to the Aircraft.

                           'Replacement Aircraft Indebtedness' shall mean
                  either (x) Indebtedness approved by the Required Lenders and/or all Lenders pursuant to the terms of Section 7.5(p) of the Loan Agreement represented by Capital Lease Obligations (following a prepayment of the Loans pursuant to Section 7.5(p)(iii)(A)), mortgage financings or purchase money obligations (following a prepayment of the Loans pursuant to Section 7.5(p)(iii)(A)) incurred by Wynn Resorts or a direct Wholly Owned Subsidiary (which may be a trust) of Wynn Resorts (other than any Loan Party) for the purpose of financing all (following a prepayment of the Loans pursuant to Section 7.5(p)(iii)(A)) or part of the purchase price of a Replacement Aircraft, so long as: (a) the principal amount of such Indebtedness does not exceed the cost (including sales and excise taxes, installation and delivery charges, interior buildout and outfitting and other direct costs of, and other direct expenses paid or charged in connection with, such purchase) of the Replacement Aircraft purchased with the proceeds thereof, (b) the aggregate principal amount of such Indebtedness does not exceed $55.0 million at any time outstanding, and (c) except as permitted pursuant to Section 7.6(i), no Loan Party (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) as to such Indebtedness, (ii) is directly or indirectly liable as a guarantor or otherwise as to such Indebtedness, or (iii) constitutes the lender of such Indebtedness or (y) Indebtedness issued under and pursuant to the Loan Documents."

         Section 2.4. Appendix I of the Loan Agreement shall be and is hereby amended by including in alphabetical order the following definitions:

                           "'First Amendment to Master Disbursement Agreement'
                  shall mean that certain First Amendment to Master Disbursement Agreement dated as of July 21, 2004, by and among Borrower, Capital Corp., Wynn Design, the
                  Administrative Agent, the Collateral Agent and the Disbursement Agent.

                           "'Fourth Amendment to Loan Agreement' shall mean
                  that certain Fourth Amendment to Loan Agreement dated as of July 21, 2004, by and among Borrower, the other Loan Parties and the Lenders.

                           'Replacement Aircraft Advance' shall mean an
                  advance of funds by the Replacement Aircraft Lenders.

                           'Replacement Aircraft Advance Date' shall mean the
                  date on which the Replacement Aircraft Advance occurs.

                           'Replacement Aircraft Financing Documents' shall
                  mean that certain note, dated as of June 29, 2004, made by World Travel BBJ, LLC in favor of Wynn Resorts.

                           'Replacement Aircraft Lenders' shall mean the
                  Aircraft Lenders which provide additional funds for the purchase of the Replacement Aircraft."

         Section 2.4. Schedule IA2 of the Loan Agreement shall be and is hereby amended in its entirety to read as set forth in Schedule IA2 to this
Amendment:

SECTION 3. DIRECTION.

         Section 3.1. Pursuant to Section 11.10 of the Loan Agreement, the Required Lenders hereby approve the modifications to the Disbursement Agreement described in the First Amendment to Master Disbursement Agreement in the form attached hereto as Exhibit A and instruct the Collateral Agent to execute and deliver such amendment as the FF&E Agent thereunder and any other documents as may be necessary to effect such amendment.

         Section 3.2. Pursuant to Section 11.10 of the Loan Agreement, upon the sale by the Aircraft Trustee of the existing Aircraft and the receipt by the Collateral Agent of the proceeds therefrom, the Required Lenders hereby approve the release of the lien of the Aircraft Security Agreement on the existing Aircraft and instruct the Collateral Agent and the Borrower to execute and deliver such documents (including any amendments or modifications to the Loan Documents) as may be necessary or desirable to effect such release (it being acknowledged that the Aircraft Security Agreement provides for such release in connection with the acquisition of the Replacement Aircraft and the lien grant thereon pursuant to the Aircraft Security Agreement) and add the Replacement Aircraft to the Aircraft Collateral under the Aircraft Security Agreement.

         Section 3.3. Pursuant to Section 7.5(p)(iii)(B)(2)(y) of the Loan Agreement, the Required Lenders hereby acknowledge and agree that the Replacement Aircraft Advance constitutes Replacement Aircraft Indebtedness under the Loan Documents.

SECTION 4. CONSENT AND APPROVAL.

         Subject to the satisfaction of Section 4.3 of the Loan Agreement and notwithstanding the terms of Sections 2.3(d) (Advances; Limitations and Limits), 2.4 (Preliminary Notice Review), 2.5 (Advance Dates) and Section 6.11 (Use of Proceeds) of the Loan Agreement, the Required Lenders hereby (i) consent and approve to the timing, review and process of Replacement Aircraft Advance to be made and (ii) authorize and direct the Collateral Agent to review and approve any Project Budget/Schedule Amendment Certificate (as defined in the Disbursement Agreement) submitted with respect to Project Costs associated with the Replacement Aircraft, in each case, pursuant to the terms of the First Amendment to Master Disbursement Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

To induce the Lenders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Lenders that:

                   (a) this Amendment has been duly authorized, executed and delivered by it and the other Loan Parties and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Borrower and the other Loan Parties enforceable against it and the other Loan Parties in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (b) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations, contracts and agreements of the Borrower enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (c) the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Borrower and the other Loan Parties enforceable against it and the other Loan Parties which are parties thereto in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (d) the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment (i) has been duly authorized by all requisite limited liability company action and, if required, member action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its articles or organization or operating agreement,
         (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Wynn Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 5(c);

                   (e) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

                   (f) each of the representations and warranties contained in
         Section 5.1 of the Loan Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

SECTION 6. EFFECTIVENESS.

         This Amendment shall become effective on July 21, 2004 (the "Effective Date") upon the satisfaction of the following conditions precedent:

                   (a) this Amendment and all other agreements and instruments related thereto shall have been duly authorized, executed and delivered by each of the parties thereto, shall be in form and substance satisfactory to each party thereto and an executed counterpart of each thereof shall have been received by each of the parties thereto. After giving effect to this Amendment, the Operative Documents shall be in full force and effect as to all parties and no Default or Event of Default shall have occurred or be continuing;

                   (b) the Lenders shall have received evidence satisfactory to them that the Wynn Credit Agreement has been amended substantially as proposed in the form annexed hereto as Exhibit B;

                   (c) the Lenders shall have received evidence satisfactory to them that the Borrower shall have received an amount at least equal to $50,000,000 in the form a capital contribution;

                   (d) the representations and warranties of the Borrower set forth in Section 4 hereof are true and correct in all material respects on and with respect to the date hereof; and

                   (e) Since the Closing Date, there shall have been no Material Adverse Effect.

SECTION 7. FEES AND EXPENSES.

         Borrower agrees to pay all the reasonable fees and expenses of the Collateral Agent, Arrangers and the Lenders (including the reasonable expenses of one counsel) in connection with the negotiation and preparation of this Amendment.

SECTION 8. MISCELLANEOUS.

         Section 8.1. Continuing Obligations. (a) Each Guarantor hereby ratifies and affirms in all respects its obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect, including, without limitation, the guaranty of the additional obligations of the Borrower set forth in this Amendment.

         (b) Each Loan Party, including, without limitation, the Borrower, hereby ratifies and affirms in all respects its obligations under the Security Documents to which it is a party and acknowledges that such Security Documents shall remain in full force and effect, including, without limitation, the additional obligations of the Borrower set forth in this Amendment and the replacement of the existing Aircraft with the Replacement Aircraft.

         Section 8.2. Construction. This Amendment shall be construed in connection with and as part of the Loan Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement are hereby ratified and shall be and remain in full force and effect.

         Section 8.3. Headings and Table of Contents. The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

         Section 8.4. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

         Section 8.5. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

         Section 8.6. Governing Law. This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

                     [Signature Pages begin on Next Page]

         Executed and delivered as of this 21st day of July, 2004.

                                  WYNN LAS VEGAS, LLC,
                                    a Nevada limited liability company,
                                    as the Borrower

                                  By: Wynn Resorts Holdings, LLC,
                                      a Nevada limited liability company,
                                      its sole member

                                      By: Valvino Lamore, LLC,
                                          a Nevada limited liability company,
                                          its sole member

                                          By: Wynn Resorts, Limited,
                                              a Nevada corporation,
                                              its sole member


                                          By: /s/ Marc H. Rubinstein
                                              --------------------------------
                                              Name:   Marc H. Rubinstein
                                              Title:  Senior Vice President,
                                                      General Counsel &
                                                      Secretary

         Accepted and agreed to as of the Effective Date.


                                          Societe Generale, as Lender


                                          By:  /s/ Thomas K. Day
                                               -------------------------------
                                          Name:  Thomas K. Day
                                          Title: Managing Director


                                          Bank of America, N.A., as Lender


                                          By:  /s/ Peter J. Vitale
                                               -------------------------------
                                          Name:  Peter J. Vitale
                                          Title: Senior Vice President


                                          GMAC Commercial Mortgage Corporation,
                                          as Lender


                                          By: /s/ Dilip Petigara
                                              --------------------------------
                                          Name:  Dilip Petigara
                                          Title: Assistant Vice President


                                          The CIT Group/Equipment Financing,
                                          Inc., as Lender


                                          By:  /s/ Michael J. Misulonas
                                               -------------------------------
                                          Name:  Michael J. Misulonas
                                          Title: Senior Credit Officer


                                          Ares VII CLO Ltd., as Lender

                                          By:  Ares CLO Management VII, L.P.,
                                          Investment Manager

                                          By:  Ares CLO GP VII, LLC, its
                                          General Partner


                                          By:  /s/ Seth J. Brufsky
                                               --------------------------------
                                          Name:  Seth J. Brufsky
                                          Title: Vice President


                                          Ares VIII CLO Ltd., as Lender

                                          By:  Ares CLO Management VIII, L.P.,
                                          Investment Manager

                                          By:  Ares CLO GP VIII, LLC, its
                                          General Partner


                                          By:  /s/ Seth J. Brufsky
                                               --------------------------------
                                          Name:  Seth J. Brufsky
                                          Title: Vice President


                                          Ableco Finance LLC, as Lender


                                          By:  /s/ Kevin Genda
                                               --------------------------------
                                          Name:  Kevin Genda
                                          Title: Senior Vice President


                                          A3 Funding LP, as Lender
                                          By:  A3 Fund Management LLC, its
                                               General Partner


                                          By:  /s/ Kevin Genda
                                               --------------------------------
                                          Name:  Kevin Genda
                                          Title: Vice President


                                          A4 Funding LP, as Lender
                                          By:  A4 Fund Management Inc., its
                                               General Partner


                                          By:  /s/ Kevin Genda
                                               --------------------------------
                                          Name:  Kevin Genda
                                          Title: Vice President

         Accepted and agreed to as of the Effective Date.

                                   WELLS FARGO BANK , NATIONAL ASSOCIATION
                                     (f/k/a Wells Fargo Bank Nevada,
                                     National Association), as Collateral
                                     Agent


                                   By /s/ Peter Madsen
                                     -------------------------------------
                                     Name:   Peter Madsen
                                     Title:  Trust Officer

         Each of the undersigned hereby further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this 21st day of July, 2004.

                                  WYNN RESORTS, LIMITED,
                                    a Nevada corporation


                                  By /s/ Marc H. Rubinstein
                                     -----------------------------------------
                                    Name:  Marc H. Rubinstein
                                    Title: Senior Vice President, General
                                           Counsel & Secretary


                                  VALVINO LAMORE, LLC,
                                    Nevada limited liability company,

                                  By: Wynn Resorts, Limited,
                                      a Nevada corporation,
                                      its sole member


                                      By: /s/ Marc H. Rubinstein
                                          ------------------------------------
                                        Name:  Marc H. Rubinstein
                                        Title: Senior Vice President, General
                                               Counsel & Secretary


                                  WYNN LAS VEGAS CAPITAL CORP., a Nevada
                                    corporation,


                                  By: /s/ Marc H. Rubinstein
                                      ----------------------------------------
                                    Name:  Marc H. Rubinstein
                                    Title: Senior Vice President, General
                                           Counsel & Secretary

                                  PALO, LLC,
                                    a Delaware limited liability company,

                                    By: Wynn Resorts Holdings, LLC,
                                        a Nevada limited liability company,
                                        its sole member

                                        By: Valvino Lamore, LLC,
                                            a Nevada limited liability company,
                                            its sole member

                                            By: Wynn Resorts, Limited,
                                                a Nevada corporation,
                                                its sole member

                                                By: /s/ Marc H. Rubinstein
                                                    --------------------------
                                                Name:  Marc H. Rubinstein
                                                Title: Senior Vice President,
                                                       General Counsel &
                                                       Secretary


                                  DESERT INN WATER COMPANY, LLC,
                                    a Nevada limited liability company,

                                    By: Valvino Lamore, LLC,
                                        a Nevada limited liability company,
                                        its sole member

                                        By: Wynn Resorts, Limited,
                                            a Nevada corporation,
                                            its sole member


                                        By: /s/ Marc H. Rubinstein
                                            ---------------------------------
                                        Name:  Marc H. Rubinstein
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                  WYNN RESORTS HOLDINGS, LLC,
                                    a Nevada limited liability company,

                                    By: Valvino Lamore, LLC,
                                        a Nevada limited liability company,
                                        its sole member

                                        By: Wynn Resorts, Limited,
                                            a Nevada corporation,
                                            its sole member


                                            By: /s/ Marc H. Rubinstein
                                               -------------------------------
                                            Name:  Marc H. Rubinstein
                                            Title: Senior Vice President,
                                                   General Counsel & Secretary

                                  WYNN DESIGN & DEVELOPMENT, LLC,
                                    a Nevada limited liability company,

                                  By: Valvino Lamore, LLC,
                                      a Nevada limited liability company,
                                      its sole member

                                      By: Wynn Resorts, Limited,
                                          a Nevada corporation,
                                          its sole member


                                          By: /s/ Marc H. Rubinstein
                                              --------------------------------
                                          Name:  Marc H. Rubinstein
                                          Title: Senior Vice President,
                                                 General Counsel & Secretary

                                  WORLD TRAVEL, LLC,
                                    a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                       By: Wynn Resorts Holdings, LLC,
                                           a Nevada limited liability company,
                                           its sole member

                                           By: Valvino Lamore, LLC,
                                               a Nevada limited liability
                                               company, its sole member

                                               By: Wynn Resorts, Limited, a
                                                   Nevada corporation, its
                                                   sole member


                                                   By: /s/ Marc H. Rubinstein
                                                      ------------------------
                                                   Name:  Marc H. Rubinstein
                                                   Title: Senior Vice President,
                                                          General Counsel &
                                                          Secretary

                                  LAS VEGAS JET, LLC,
                                     a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                       By: Wynn Resorts Holdings, LLC,
                                           a Nevada limited liability
                                           company, its sole member

                                           By: Valvino Lamore, LLC,
                                               a Nevada limited liability
                                               company, its sole member

                                               By: Wynn Resorts, Limited, a
                                                   Nevada corporation, its
                                                   sole member

                                               By: /s/ Marc H. Rubinstein
                                                  ----------------------------
                                               Name:  Marc H. Rubinstein
                                               Title: Senior Vice President,
                                                      General Counsel &
                                                      Secretary

                                  WYNN SHOW PERFORMERS, LLC,
                                    a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                       By: Wynn Resorts Holdings, LLC,
                                           a Nevada limited liability
                                           company, its sole member

                                           By: Valvino Lamore, LLC,
                                               a Nevada limited liability
                                               company, its sole member

                                               By: Wynn Resorts, Limited, a
                                                   Nevada corporation, its
                                                   sole member

                                                   By: /s/ Marc H. Rubinstein
                                                       -----------------------
                                                   Name:  Marc H. Rubinstein
                                                   Title: Senior Vice
                                                          President, General
                                                          Counsel & Secretary